UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2016
MATTHEWS INTERNATIONAL CORPORATION
(Exact Name of Registrant as specified in its charter)

PENNSYLVANIA	0-09115	25-0644320
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

TWO NORTHSHORE CENTER, PITTSBURGH, PA	15212-5851
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(412) 442-8200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry Into Material Definitive Agreement.

On May 12, 2016, Matthews International Corporation ("the Company") purchased 970,000 shares of the Company's Common Stock from "Members of the Schawk Family."  The purchase price for the Common Stock purchased from the "Members of the Schawk Family" was $50.6921625 per share, which is equal to 96.75% of the average of the high and low trading prices for the Common Stock as reported on the NASDAQ Global Select Market on May 12, 2016.  "Members of the Schawk Family" means David A. Schawk (who is a member of the Board of Directors of the Company and the Company's President, SGK Brand Solutions), certain family members of Mr. Schawk and/or trusts established for the benefit of Mr. Schawk or his family members.  The "Members of the Schawk Family" acquired shares of the Company's Common Stock in connection with the closing of the Company's acquisition of Schawk, Inc. on July 29, 2014.  The "Members of the Schawk Family" indicated that the primary purposes of the share sale are estate planning and investment diversification and the "Members of the Schawk Family" continue to maintain significant share ownership in the Company following the transaction.

The purchases described in the foregoing paragraph are consistent with objectives announced with respect to the Company's previously announced repurchase program to increase shareholder value, enlarge the Company's holdings of its Common Stock, and add to earnings per share.  The Company believes the purchases from "Members of the Schawk Family" is in the best interest of the Company's shareholders as it provides the Company with an opportunity to purchase shares of Common Stock at a discount to the price per share offered pursuant to the Company's repurchase program and therefore further adds to earnings per share.

The Company's purchases from the "Members of the Schawk Family" were executed pursuant to a Share Purchase Agreement, the form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K. The descriptions of the Share Purchase Agreement and the description of the Company's purchases from the "Members of the Schawk Family" set forth above are qualified by reference to the full text of such agreement attached hereto as Exhibit 10.1, which is incorporated herein by this reference.

Forward-Looking Statements

Certain items in this Form 8-K (and exhibits hereto) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "seek," "anticipate," "estimate," "believe," "could," "would," "project," "predict," "continue," "plan" or other similar words or expressions. Such statements are based upon the current beliefs and expectations of Matthews' managements and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors which could have a material effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, risks relating to the purchases of Common Stock from "Members of the Schawk Family", as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits
Exhibit
Number	Description of Exhibits

10.1	Form of Schawk Family Share Purchase Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MMMATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola
Steven F. Nicola
Chief Financial Officer and Secretary
Date: May 16, 2016

Exhibit Index
Exhibit
Number	Description of Exhibits

10.1	Form of Shawk Family Share Purchase Agreement.